SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

December 31, 2012

(Date of Report (Date of Earliest Event Reported))

EXTRA SPACE STORAGE INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-32269	20-1076777
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2795 East Cottonwood Parkway, Suite 400

Salt Lake City, Utah 84121

(Address of Principal Executive Offices)

(801) 365-4600

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

During the year ended December 31, 2012, Extra Space Storage Inc. (the “Company”) acquired, in separate transactions, 91 properties located in Alabama, Arizona, California, Colorado, Connecticut, Florida, Georgia, Illinois, Indiana, Maryland, Massachusetts, Michigan, Nevada, New Jersey, New Mexico, New York, Ohio, Oregon, South Carolina, Tennessee, Texas, Utah, Virginia and Washington for approximately $701 million.

Only one of these acquisitions was considered a significant acquisition under the rules and regulations of the Securities and Exchange Commission.  The significant acquisition was the purchase of our joint venture partners’ interest in the PRISA III LLC joint venture, which owned 36 properties.  This acquisition was previously reported in our Current Report on Form 8-K, which was filed on July 9, 2012, and the amendment to such Current Report on Form 8-K/A, which was filed on September 18, 2012.

Under the rules and regulations of the Securities and Exchange Commission, the remaining property acquisitions are individually insignificant, but, in the aggregate, are significant. Regulation S-X requires the presentation of audited statements of revenues and certain operating expenses for a majority of the individually insignificant properties when acquired properties are individually insignificant, but significant in the aggregate. As a result, the Company is presenting statements of revenues and certain operating expenses for the portfolios of properties purchased from Storage Portfolio Bravo II, LLC and The Hampshire Companies, LLC (which represent a majority of all individually insignificant acquisitions during the year ended December 31, 2012).

Item 9.01 Financial Statements and Exhibits.

(a)   Financial Statements of Properties Acquired.

Audited historical financial statements and unaudited interim periods:

1.              The Hampshire Companies, LLC, acquired from July 18, 2012 to August 28, 2012;

Report of Independent Certified Public Accountants

Statements of Revenues and Certain Operating Expenses

Notes to Statements of Revenues and Certain Operating Expenses

2.              Storage Portfolio Bravo II, LLC;

Report of Independent Certified Public Accountants

Statements of Revenues and Certain Operating Expenses

Notes to Statements of Revenues and Certain Operating Expenses

(b)        Pro Forma Financial Information.

The following pro forma financial statements which reflect the Company’s completed acquisition of properties from Storage Portfolio Bravo II, LLC and The Hampshire Companies, LLC:

1.              Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2012

2.              Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Nine Months Ended September 30, 2012

3.              Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 2011

(d)        Exhibits

Exhibit Number	Description of Exhibit
23.1	Consent of Haynie & Company, P.C., independent registered public accounting firm.

23.2	Consent of Haynie & Company, P.C., independent registered public accounting firm.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXTRA SPACE STORAGE INC.

Date: February 19, 2013	By	/s/ P. Scott Stubbs
		Name:	P. Scott Stubbs
		Title:	Executive Vice President and Chief
Financial Officer

Extra Space Storage Inc.

Unaudited Pro Forma Condensed Consolidated Financial Information

During the year ended December 31, 2012, Extra Space Storage Inc. (the “Company”) acquired, in separate transactions, a total of 91 properties located in Alabama, Arizona, California, Colorado, Connecticut, Florida, Georgia, Illinois, Indiana, Maryland, Massachusetts, Michigan, Nevada, New Jersey, New Mexico, New York, Ohio, Oregon, South Carolina, Tennessee, Texas, Utah, Virginia and Washington for approximately $701 million.

Only one portfolio of properties that was purchased during the year ended December 31, 2012 was an individually significant acquisition as defined under Rule 3-14 of Regulation S-X of the Securities and Exchange Commission (“SEC”).  The individually significant acquisition was the purchase of the Company’s joint venture partners’ interest in the PRISA III LLC joint venture, which owned 36 properties.  Historical financial statements of this joint venture and related pro forma information were previously reported in the Company’s Current Report on Form 8-K, which was filed on July 9, 2012, and the amendment to such Current Report on Form 8-K/A, which was filed on September 18, 2012, as required by the rules and regulations of the SEC.

Under the rules and regulations of the SEC, the remaining acquisitions of properties during the year ended December 31, 2012 are individually insignificant, but, in the aggregate, are significant. Audits were performed on 31 of the remaining properties, which were comprised of a ten-property portfolio acquired from The Hampshire Companies, LLC (“Hampshire”), an unrelated third party, and a 21-property portfolio acquired from Storage Portfolio Bravo II, LLC, (“SPB II”) a joint venture in which the Company held a minority interest. These 31 properties represent the majority of the individually insignificant acquisitions.

The following unaudited pro forma condensed consolidated financial information of the Company as of and for the nine months ended September 30, 2012 has been derived from (1) the historical unaudited financial statements of the Company as filed in the Company’s Form 10-Q for the nine months ended September 30, 2012 and (2) the historical unaudited statements of revenues and certain operating expenses for the nine months ended September 30, 2012, for the 31 audited properties that represent the majority of individually insignificant acquisitions during the year ended December 31, 2012.

The following unaudited pro forma condensed consolidated financial information of the Company for the year ended December 31, 2011 has been derived from (1) the historical audited financial statements of the Company as filed in the Company’s Form 10-K for the year ended December 31, 2011, and (2) the audited historical statements of revenues and certain operating expenses for the year ended December 31, 2012, for the 31 audited properties that represent the majority of individually insignificant acquisitions during the year ended December 31, 2012.

The unaudited pro forma condensed consolidated balance sheet as of September 30, 2012 reflects adjustments to the Company’s unaudited historical financial data to give effect to the acquisition of the SPB II portfolio, which was acquired subsequent to September 30, 2012, as if it had been acquired on September 30, 2012. The Company’s historical unaudited balance sheet as of September 30, 2012 already reflects the acquisition of the Hampshire properties.

The pro forma condensed consolidated statements of operations for the nine months ended September 30, 2012 and for the year ended December 31, 2011 reflect adjustments to the Company’s historical financial data to give effect to the acquisition of all 31 audited properties as if each acquisition had occurred on the first day of each period presented.  The pro forma amounts have been adjusted to exclude any operations from the date of acquisition to September 30, 2012 if such acquisition occurred before September 30, 2012 because such amounts are already included in the results.

The unaudited pro forma adjustments are based on available information. The unaudited pro forma condensed consolidated financial information is not necessarily indicative of what the Company’s actual financial position or results of operations for the period would have been as of the date and for the periods indicated, nor does it purport to represent the Company’s future financial position or results of operations. The unaudited pro forma condensed consolidated financial information should be read, together with the notes thereto, in conjunction with the more detailed information contained in the historical financial statements referenced in this filing.

Extra Space Storage Inc.

Unaudited Pro Forma Condensed Consolidated Balance Sheet

as of September 30, 2012

(in thousands, except share data)

	Historical Extra Space Storage Inc.	Acquisition of SPB II	Pro Forma Adjustments	Pro Forma Total
	(1)	(2)	(3)
Assets:
Real estate assets, net	$2,741,945	$164,550		$2,906,495

Investments in real estate ventures	121,269	(14,184)		107,085
Cash and cash equivalents	43,608	(140,513)	96,905	—
Restricted cash	23,384			23,384
Receivables from related parties and affiliated real estate joint ventures	10,930			10,930
Other assets, net	71,786	2,049		73,835
Total assets	$3,012,922	$11,902	$96,905	$3,121,729

Liabilities, Noncontrolling Interests and Equity:
Notes payable	$1,226,899			$1,226,899
Premium on notes payable	3,638			3,638
Notes payable to trusts	119,590			119,590
Lines of credit	240,000		96,905	336,905
Accounts payable and accrued expenses	49,609			49,609
Other liabilities	43,034	1,731		44,765
Total liabilities	1,682,770	1,731	96,905	1,781,406

Commitments and contingencies

Equity:
Extra Space Storage Inc. stockholders’ equity:
Preferred stock, $0.01 par value, 50,000,000 shares authorized, no shares issued or outstanding	—			—
Common stock, $0.01 par value, 300,000,000 shares authorized, 104,322,435 shares issued and outstanding at September 30, 2012	1,043			1,043
Paid-in capital	1,531,975			1,531,975
Accumulated other comprehensive deficit	(14,956)			(14,956)
Accumulated deficit	(243,546)	10,171		(233,375)
Total Extra Space Storage Inc. stockholders’ equity	1,274,516	10,171	—	1,284,687
Noncontrolling interest represented by Preferred Operating Partnership units, net of $100,000 note receivable	29,829			29,829
Noncontrolling interests in Operating Partnership	24,699			24,699
Other noncontrolling interests	1,108			1,108
Total noncontrolling interests and equity	1,330,152	10,171	—	1,340,323
Total liabilities, noncontrolling interests and equity	$3,012,922	$11,902	$96,905	$3,121,729

Extra Space Storage Inc.

Notes to Unaudited Pro Forma Condensed Consolidated Balance Sheet

as of September 30, 2012

(in thousands, except share data)

(1) Reflects the assets, liabilities and stockholders’ equity of the Company as filed in its Form 10-Q for the nine months ended September 30, 2012, which includes the acquisition of the ten properties acquired from Hampshire prior to September 30, 2012.

(2) Represents the Company’s acquisition of its joint venture partners’ interest in the Storage Portfolio Bravo II, LLC (“SPB II”) SPB II joint venture, which owned 21 properties.  This acquisition occurred subsequent to September 30, 2012.  The purchase price was allocated to the tangible and intangible assets and liabilities acquired based on their fair values.  The values of the tangible assets, consisting of land and buildings, were determined as if vacant.  The carrying value of the land and building immediately prior to the acquisition was $28,042 and $69,172, respectively.  Intangible assets, which represent the value of existing tenant relationships, were recorded at their fair values based on the avoided cost to replace the current leases of which $2,881 was recorded as part of the acquisition.  The book value of all other assets and liabilities approximated fair value.  In addition, the Company revalued its investment in SPB II immediately prior to the acquisition in accordance with Accounting Standards Codification 805-10-25.  This resulted in a non-cash gain of $10,171 at the time of the purchase when the investment in the joint venture was written off.

(3) Represents draws that the Company would make from its lines of credit in order to fund the excess of cash needed for the acquisition over cash and cash equivalents available.

Extra Space Storage Inc.

Unaudited Pro Forma Condensed Consolidated Statement of Operations

for the Nine Months Ended September 30, 2012

(in thousands, except share data)

	Historical Extra Space Storage Inc.	Audited Acquisitions	Pro Forma Adjustments		Pro Forma Total
	(1)	(2)
Revenues:
Property rental	$249,193	$19,700	$—		$268,893
Tenant reinsurance	27,060	—	—		27,060
Management and franchise fees	19,476	—	(750	)(3)	18,726
Total revenues	295,729	19,700	(750)		314,679

Expenses:
Property operations	82,723	8,947	(1,288	)(3)	90,382
Tenant reinsurance	4,651	—	—		4,651
Acquisition related costs	3,564	—	—		3,564
General and administrative	37,744	—	—		37,744
Depreciation and amortization	52,918	—	5,974	(4)	58,892
Total expenses	181,600	8,947	4,686		195,233

Income from operations	114,129	10,753	(5,436)		119,446
					—
Interest expense	(52,348)	—			(52,348)
Non-cash interest expense related to amortization of discount on exchangeable senior notes	(444)	—	—		(444)
Interest income	1,184	—	(468	)(5)	716
Interest income on note receivable from Preferred Operating Partnership unit holder	3,638	—	—		3,638
Income before equity in earnings of real estate ventures and income tax expense	66,159	10,753	(5,904)		71,008

Equity in earnings of real estate ventures	7,848	—	(315	)(6)	7,533
Equity in earnings of real estate ventures — gain on sale of real estate assets and purchase of joint venture partners interests	19,049	—	—		19,049
Income tax expense	(4,240)	—	—		(4,240)
Net income	88,816	10,753	(6,219)		93,350
Net income allocated to Preferred Operating Partnership noncontrolling interests	(5,108)	—	(41	)(7)	(5,149)
Net income allocated to Operating Partnership and other noncontrolling interests	(2,475)	—	(128	)(7)	(2,603)
Net income attributable to common stockholders	$81,233	$10,753	$(6,388)		$85,598

Net income per common share
Basic	$0.81				$0.85
Diluted	$0.80				$0.85

Weighted average number of shares
Basic	100,429,840				100,429,840
Diluted	104,981,176				104,981,176

Cash dividends paid per common share	$0.60				$0.60

Extra Space Storage Inc.

Notes to Unaudited Pro Forma Condensed Consolidated Statement of Operations

for the Nine Months Ended September 30, 2012

(in thousands, except share data)

(1) Reflects the results of operations of the Company as filed in its Form 10-Q for the nine months ended September 30, 2012.

(2) Represents the pro forma revenues and operating expenses of the 31 audited properties that were acquired during the year ended December 31, 2012 for the period from January 1, 2012 to the earlier of the acquisition date or September 30, 2012, which were not reflected in the historical condensed consolidated statement of operations of the Company, as follows:

Portfolio	Number of Properties	Acquisition Date	Revenues	Operating Expenses	Management Fee	Expenses Less Management Fee
SPB II	21	11/30/2012	$12,664	$4,879	$750	$4,129
Hampshire	10	7/18/2012-8/28/2012	7,036	4,068	538	3,530

Total	31		$19,700	$8,947	$1,288	$7,659

(3) Adjustment to eliminate the management fee revenue earned by the Company for managing the properties owned by SPB II.  Prior to the acquisition of the properties owned by SPB II, the Company managed such properties in exchange for a management fee of approximately six percent of cash collected by the properties.  Subsequent to the acquisition by the Company, all properties are self-managed.

(4) Adjustments include depreciation and amortization expense for the period from January 1, 2012 to the earlier of the acquisition date or September 30, 2012, which was not reflected in the historical condensed consolidated statement of operations of the Company.  Adjustments to depreciation and amortization expense are summarized as follows:

	Depreciable Assets	Depreciation Not Reflected in Historical Statement of Operations	Intangibles	Amortization Not Reflected in Historical Statement of Operations	Total Depreciation / Amortization Not Reflected in Historical Statement of Operations
Hampshire	$91,001	$1,384	$2,164	$848	$2,232
SPB II	119,681	2,302	2,881	1,440	3,742
Total	$210,682	$3,686	$5,045	$2,288	$5,974

(5) Interest income was reduced by $468 for the use of net cash in the acquisitions as if such acquisitions had occurred on January 1, 2012.

(6) Adjustment to eliminate the equity in earnings related to SPB II for the nine months ended September 30, 2012.

(7) Income allocated to Preferred Operating Partnership noncontrolling interests and Operating Partnership and other noncontrolling interests was adjusted to reflect the increase in net income resulting from the acquisitions and other pro forma adjustments as follows:

	Preferred Operating Partnership	Operating Partnership	Total
Increase in net income as a result of acquisitions and other pro forma adjustments:	$4,534	$4,534	$4,534
Weighted average percentage OP units held by noncontrolling interests	0.91%	2.83%	3.74%
Increase in net income allocated to Operating Partnership and other noncontrolling interests	$41	$128	$169

Extra Space Storage Inc.

Unaudited Pro Forma Condensed Consolidated Statement of Operations

for the Year Ended December 31, 2011

(in thousands, except share data)

	Historical
	Extra Space	Audited	Pro Forma		Pro Forma
	Storage Inc.	Acquisitions	Adjustments		Total
	(1)	(2)
Revenues:
Property rental	$268,725	$27,949	$—		$296,674
Tenant reinsurance	31,181	—	—		31,181
Management and franchise fees	29,924	—	(969	)(3)	28,955
Total revenues	329,830	27,949	(969)		356,810

Expenses:
Property operations	95,481	13,295	(1,638	)(3)	107,138
Tenant reinsurance	6,143	—	—		6,143
Acquisition related costs	2,896	—	—		2,896
Severance costs	2,137	—	—		2,137
General and administrative	49,683	—	—		49,683
Depreciation and amortization	58,014	—	9,179	(4)	67,193
Total expenses	214,354	13,295	7,541		235,190

Income from operations	115,476	14,654	(8,510)		121,620

Interest expense	(67,301)	—			(67,301)
Non-cash interest expense related to amortization of discount on exchangeable senior notes	(1,761)	—	—		(1,761)
Interest income	1,027	—	(625	)(5)	402
Interest income on note receivable from Preferred Operating Partnership unit holder	4,850	—	—		4,850
Income before equity in earnings of real estate ventures and income tax expense	52,291	14,654	(9,135)		57,810

Equity in earnings of real estate ventures	7,287	—	(301	)(6)	6,986
Income tax expense	(1,155)	—	—		(1,155)
Net income	58,423	14,654	(9,436)		63,641
Net income allocated to Preferred Operating Partnership noncontrolling interests	(6,289)	—	(54	)(7)	(6,343)
Net income allocated to Operating Partnership and other noncontrolling interests	(1,685)	—	(169	)(7)	(1,854)
Net income attributable to common stockholders	$50,449	$14,654	$(9,659)		$55,444

Net income per common share
Basic	$0.55				$0.60
Diluted	$0.54				$0.60

Weighted average number of shares
Basic	92,097,008				92,097,008
Diluted	96,683,508				96,683,508

Cash dividends paid per common share	$0.56				$0.56

Extra Space Storage Inc.

Notes to Unaudited Pro Forma Condensed Consolidated Statement of Operations

for the Year Ended December 31, 2011

(in thousands, except share data)

(1) Reflects the results of operations of the Company as filed in its Form 10-K for the year ended December 31, 2011.

(2) Represents the pro forma revenues and operating expenses for the year ended December 31, 2011of the 31 audited properties that were acquired during the year ended December 31, 2012, which were not reflected in the historical condensed consolidated statement of operations of the Company, as follows:

Portfolio	Number of Properties	Acquisition Date	Revenues	Operating Expenses	Management Fee	Expenses Less Management Fee
SPB II	21	11/30/2012	$16,329	$6,441	$969	$5,472
Hampshire	10	7/18/2012-8/28/2012	11,620	6,854	669	6,185

Total	31		$27,949	$13,295	$1,638	$11,657

(3) Adjustment to eliminate the management fee revenue earned by the Company for managing the properties owned by SPB II.  Prior to the acquisition of the properties owned by SPB II, the Company managed such properties in exchange for a management fee of approximately six percent of cash collected by the properties.  Subsequent to the acquisition by the Company, all properties are self-managed.

(4) Adjustments include depreciation and amortization expense for the period from January 1, 2011 to December 31, 2011, which was not reflected in the historical condensed consolidated statement of operations of the Company.  Adjustments to depreciation and amortization expense are summarized as follows:

	Depreciable Assets	2011 Depreciation	Intangible Assets	2011 Amortization	Total 2011 Depreciation / Amortization
Hampshire	$91,001	$2,333	$2,164	$1,442	$3,775
SPB II	119,681	3,324	2,881	2,080	5,404
Total	$210,682	$5,657	$5,045	$3,522	$9,179

(5) Interest income was reduced by $625 for the use of net cash in the acquisitions as if the acquisitions had occurred on January 1, 2011.

(6) Adjustment to eliminate the equity in earnings related to SPB II for the year ended December 31, 2011.

(7) Income allocated to Preferred Operating Partnership noncontrolling interests and Operating Partnership and other noncontrolling interests was adjusted to reflect the increase in net income resulting from the acquisitions and other pro forma adjustments as follows:

	Preferred Operating Partnership	Operating Partnership	Total
Increase in net income as a result of acquisitions and other pro forma adjustments:	$5,218	$5,218	$5,218
Weighted average percentage OP units held by noncontrolling interests	1.03%	3.23%	4.26%
Increase in net income allocated to Operating Partnership and other noncontrolling interests	$54	$169	$223

Statements of Revenues and Certain Operating Expenses

and Report of Independent Certified Public Accountants

The Hampshire Companies, LLC

For the Year ended December 31, 2011 and

for the Nine Months Ended September 30, 2012 and 2011 (unaudited)

Report of Independent Certified Public Accountants

To the Board of Directors of

Extra Space Storage, Inc.

We have audited the accompanying statement of revenues and certain operating expenses of the properties owned by The Hampshire Companies, LLC (the “Properties”) for the year ended December 31, 2011.  This financial statement is the responsibility of the management of The Hampshire Companies, LLC.  Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues and certain operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the filing of a Form 8-K of Extra Space Storage Inc.) as described in Note 1 to the financial statement and is not intended to be a complete presentation of the Properties’ revenues and expenses.

In our opinion, the statement of revenues and certain operating expenses referred to above presents fairly, in all material respects, the revenues and certain operating expenses of the Properties for the year ended December 31, 2011 in conformity with accounting principles generally accepted in the United States of America.

/s/ Haynie & Company, P.C.

Salt Lake City, Utah
February 19, 2013

THE HAMPSHIRE COMPANIES, LLC

STATEMENTS OF REVENUES AND CERTAIN OPERATING EXPENSES

(dollars in thousands)

			For the Year
	For the Nine Months		Ended
	Ended September 30,		December 31,
	2012	2011	2011
	(unaudited)	(unaudited)
Revenue
Rents	$8,516	$8,123	$10,961
Other	436	462	659

Total revenues	8,952	8,585	11,620

Certain Operating Expenses
Property operating expenses	4,371	4,761	6,185
Management fees	538	492	669

Total certain operating expenses	4,909	5,253	6,854

Revenues in Excess of Certain Operating Expenses	$4,043	$3,332	$4,766

The accompanying notes are an integral part of these financial statements

The Hampshire Companies, LLC
Notes to Statements of Revenues and Certain Operating Expenses

1.        ACQUISITION, ORGANIZATION AND BASIS OF PRESENTATION

Acquisition of properties

The accompanying statements of revenues and certain operating expenses relate to the operation of ten properties owned by ten different entities affiliated with The Hampshire Companies, LLC (the “Properties”).  The Properties were acquired by Extra Space Storage Inc. (“Extra Space”) between July 18, 2012 and August 28, 2012.  Extra Space did not hold any ownership interests in the Properties prior to the acquisition.  The Properties consist of land and self-storage facilities located in New York and New Jersey.

Basis of presentation

The accompanying statement of revenues and certain operating expenses for the year ended December 31, 2011 was prepared for the purpose of complying with Rule 3-14 of Regulation S-X.  The statement is not representative of the actual operations of the Properties for the year ended December 31, 2011 as certain expenses, which may not be comparable to the expenses expected to be incurred by the Properties in future operations, have been excluded as discussed below.  The management of the Properties is not aware of any material factors that would cause the reported financial information not to be indicative of future operating results.

Certain operating expenses include real estate taxes and certain other operating expenses related to the operations of the Properties.  Excluded expenses include mortgage interest, depreciation and amortization and certain other costs not directly related to the future operations of the Properties.

The statements of revenues and certain operating expenses for the nine months ended September 30, 2012 and 2011 are unaudited.  In the opinion of management, these interim financial statements reflect all necessary adjustments for a fair presentation of the revenues and certain operating expenses of the respective periods.  All such adjustments are of a normal recurring nature.

2.        REVENUE RECOGNITION

Revenue is principally obtained from tenant rentals under month-to-month operating leases.  The Properties recognize rental revenue daily on a straight line basis over the terms of the leases.  Tenants move in and out throughout the month and revenue is recognized on a pro-rata basis for the days each unit is occupied during the month.  Revenue is recognized for past due tenants through either payment or auction until the unit is vacated.

The Properties recognize revenue for merchandise sales as the sales take place.  Revenue for late fees and other miscellaneous items are included in other revenue as they are earned under the terms of the rental contracts.

3.        EXPENSE RECOGNITION

Property expenses, including utilities, repairs and maintenance and other costs to manage the facilities are recognized as incurred.  Expenses such as property taxes and property insurance are recognized over their respective assessment or coverage periods.  The Properties recognize bad debt expense based upon the Properties’ historical collection experience and current economic trends.

4.        USE OF ESTIMATES

The preparation of the statements of revenues and certain operating expenses, in conformity with accounting principles generally accepted in the United States of America, requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period.  Actual results may differ from such estimates.

5.        COMMITMENTS AND CONTINGENCIES

The Properties are not presently involved in any material litigation nor, to management’s knowledge, is any material litigation threatened against the Properties, other than routine legal matters arising in the ordinary course of business.  Management believes the costs, if any, incurred related to such routine legal matters will not materially affect the operating results of the Properties.

Statements of Revenues and Certain Operating Expenses

and Report of Independent Certified Public Accountants

Storage Portfolio Bravo II, LLC

For the Years ended December 31, 2011, 2010 and 2009 and

for the Nine Months Ended September 30, 2012 and 2011 (unaudited)

Report of Independent Certified Public Accountants

To the Board of Directors of

Extra Space Storage, Inc.

We have audited the accompanying statements of revenues and certain operating expenses of the properties owned by Storage Portfolio Bravo II LLC (the “Properties”) for the years ended December 31, 2011, 2010 and 2009.  These financial statements are the responsibility of the management of Storage Portfolio Bravo II, LLC.  Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

The accompanying statements of revenues and certain operating expenses were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the filing of a Form 8-K of Extra Space Storage Inc.) as described in Note 1 to the financial statements and are not intended to be a complete presentation of the Properties’ revenues and expenses.

In our opinion, the statements of revenues and certain operating expenses referred to above present fairly, in all material respects, the revenues and certain operating expenses of the Properties for the years ended December 31, 2011, 2010 and 2009 in conformity with accounting principles generally accepted in the United States of America.

/s/ Haynie & Company, P.C.

Salt Lake City, Utah
February 19, 2013

STORAGE PORTFOLIO BRAVO II, LLC

STATEMENTS OF REVENUES AND CERTAIN OPERATING EXPENSES

(dollars in thousands)

	For the Nine Months Ended September 30,		For the Year Ended December 31,
	2012	2011	2011	2010	2009
	(unaudited)	(unaudited)
Revenue
Rents	$12,029	$11,570	$15,492	$15,025	$15,168
Other	635	624	837	845	866

Total revenues	12,664	12,194	16,329	15,870	16,034

Certain Operating Expenses
Property operating expenses	4,129	4,059	5,472	5,685	5,874
Management fees	750	723	969	943	943

Total certain operating expenses	4,879	4,782	6,441	6,628	6,817

Revenues in Excess of Certain Operating Expenses	$7,785	$7,412	$9,888	$9,242	$9,217

The accompanying notes are an integral part of these financial statements

Storage Portfolio Bravo II, LLC

Notes to Statements of Revenues and Certain Operating Expenses

1.        ACQUISITION, ORGANIZATION AND BASIS OF PRESENTATION

Acquisition of properties

The accompanying statements of revenues and certain operating expenses relate to the operation of 21 properties owned by Storage Portfolio Bravo II, LLC (the “Properties”).  Storage Portfolio Bravo II, LLC (“SPB II”) was a joint venture in which Extra Space Storage Inc. (“Extra Space”) held a 20% equity interest, with the remaining equity interests owned by HVP/Storage Investments, LLC (“HVP”).   Extra Space also provided management services for the Properties in exchange for a management fee of approximately six percent of cash collected by the Properties. Extra Space acquired HVP’s interests in SPB II on November 30, 2012.  As a result of this acquisition, the Properties became wholly-owned by Extra Space.  The Properties consist of land and self-storage facilities located in eleven states.

Basis of presentation

The accompanying statements of revenues and certain operating expenses for the years ended December 31, 2011, 2010 and 2009 were prepared for the purpose of complying with Rule 3-14 of Regulation S-X.  The statements are not representative of the actual operations of the Properties for the years ended December 31, 2011, 2010 or 2009, as certain expenses, which may not be comparable to the expenses expected to be incurred by the Properties in future operations, have been excluded as discussed below.  The management of the Properties is not aware of any material factors that would cause the reported financial information not to be indicative of future operating results.

Certain operating expenses include real estate taxes and certain other operating expenses related to the operations of the Properties.  Excluded expenses include mortgage interest, depreciation and amortization and certain other costs not directly related to the future operations of the Properties.

The statements of revenues and certain operating expenses for the nine months ended September 30, 2012 and 2011 are unaudited.  In the opinion of management, these interim financial statements reflect all necessary adjustments for a fair presentation of the revenues and certain operating expenses of the respective periods.  All such adjustments are of a normal recurring nature.

2.                    REVENUE RECOGNITION

Revenue is principally obtained from tenant rentals under month-to-month operating leases.  The Properties recognize rental revenue daily on a straight line basis over the terms of the leases.  Tenants move in and out throughout the month and revenue is recognized on a pro-rata basis for the days each unit is occupied during the month.  Revenue is recognized for past due tenants through either payment or auction until the unit is vacated.

The Properties recognize revenue for merchandise sales as the sales take place.  Revenue for late fees and other miscellaneous items are included in other revenue as they are earned under the terms of the rental contracts.

3.                    EXPENSE RECOGNITION

Property expenses, including utilities, repairs and maintenance and other costs to manage the facilities are recognized as incurred.  Expenses such as property taxes and property insurance are recognized over their respective assessment or coverage periods.  The Properties recognize bad debt expense based upon the Properties’ historical collection experience and current economic trends.

4.                    USE OF ESTIMATES

The preparation of the statement of revenues and certain operating expenses, in conformity with accounting principles generally accepted in the United States of America, requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period.  Actual results may differ from those estimates.

5.                    COMMITMENTS AND CONTINGENCIES

The Properties are not presently involved in any material litigation nor, to management’s knowledge, is any material litigation threatened against the Properties, other than routine legal matters arising in the ordinary course of business.  Management believes the costs, if any, incurred related to such routine legal matters will not materially affect the operating results of the Properties.